EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-1836, 33-26267, 333-1413, 333-45768, and 333-105951 on Form S-8 of our report dated August 13, 2003 appearing in this Annual Report on Form 10-K of Flexsteel Industries, Inc. for the year ended June 30, 2003.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
August 29, 2003

























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